UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2007

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 905-5145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors including, but not limited to the factors and risks detailed in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 and other reports filed by us with the Securities and Exchange Commission. Except as required by applicable laws, we undertake no obligation to update publicly and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01	Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of ULURU Inc. (the "Company") approved the engagement of Lane Gorman Trubitt, L.L.P. ("Lane Gorman") to replace Braverman International, P.C. ("Braverman") as the Company's independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2007 as well as to perform review services in regards to the quarterly financial information of the Company included in its Forms 10-QSB. On March 29, 2007, Lane Gorman formally advised the Company that effective as of such date it was accepting the position as the Company's independent registered public accounting firm.

During the years ended December 31, 2006 and 2005, and the interim period through March 29, 2007, Lane Gorman has not been engaged as an independent registered public accounting firm to audit either the financial statements of the Company or any of its subsidiaries, nor has the Company or anyone acting on its behalf consulted with Lane Gorman regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

On March 29, 2007, we notified Braverman, that as of such date we dismissed it as our independent registered public accounting firm.

Braverman performed audits of the Company's consolidated financial statements for the years ended December 31, 2006 and 2005. Braverman's reports did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2006 and 2005, and the interim period through March 29, 2007, (i) there have been no disagreements with Braverman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Braverman's satisfaction, would have caused Braverman to make reference to the subject matter of the disagreement(s) in connection with its reports for such years, and (ii) Braverman has not advised the Company regarding any of the matters described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company provided Braverman with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested Braverman to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above and if not, stating the respects in which it does not agree. Attached, as Exhibit 16.1, is a copy of Braverman's letter to the Securities and Exchange Commission, dated April 2, 2007.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Auditors letter issued by Braverman International, P.C. to the Securities and Exchange Commission, dated April 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: April 2, 2007	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Auditors letter issued by Braverman International, P.C. to the Securities and Exchange Commission, dated April 2, 2007.